U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 20, 1999


                           NEOMEDIA TECHNOLOGIES, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)



    Delaware                        0-21743                     36-3680347
    --------                        -------                     ----------
 (State or Other            (Commission File Number)          (IRS Employer
 Jurisdiction of                                            Identification No.)
  Incorporation)




   2201 Second Street, Suite 600, Fort Myers, Florida              33901
   --------------------------------------------------              -----
        (Address of Principal Executive Offices)                (Zip Code)


                                (941) - 337-3434
                -------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

Item 5.           Other Events.
-------           -------------

         On January 20, 1999, NeoMedia Technologies, Inc. ( the "Company") announced that it acquired its first patent for the Company's Intelligent Documents (TM) (IDOCs(TM)) technology, which includes products such as NeoLink.(TM) The Company also announced that it acquired a body of domestic and international patent filings from Solar Communications of Naperville, Illinois.



















































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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              NeoMedia Technologies, Inc.
                                              ---------------------------
                                                   (Registrant)

Date: January 25, 1999                        By:/s/ Charles T. Jensen
      ----------------                           -----------------------------
                                                     Charles T. Jensen,
                                                     Vice President,
                                                     Chief Financial Officer,
                                                     Treasurer and Director








































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



                                  EXHIBIT INDEX

Sequential     Exhibit
Page Number    Number        Document
-----------    ------        --------

    5           99.1         News release dated January 20, 1999, and entitled
                             "First NeoMedia Technologies Patent and Acquisition of Solar Communications' Portfolio."

















































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